UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2011

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan	48152
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY STATEMENT

On October 14, 2010, Tower Automotive, LLC, a Delaware limited liability company, consummated a conversion (referred to herein as the “Corporate Conversion”) pursuant to which, among other things, Tower Automotive, LLC converted from a limited liability company to a Delaware corporation and changed its name to Tower International, Inc. All references to the term “Company” herein refer to Tower Automotive, LLC for all periods prior to the consummation of the Corporate Conversion and refer to Tower International, Inc. for all periods subsequent to the consummation of the Corporate Conversion. By virtue of the Corporate Conversion, Tower International, Inc. has succeeded to all of the assets, liabilities, contractual rights and contractual obligations of Tower Automotive, LLC.

Item 8.01. Other Events.

On August 24, 2010 (the “Issue Date”), the Company, through the Issuers (as hereafter defined), issued $430,000,000 aggregate principal amount of senior secured notes (the “Notes”). The Issuers are indirect, wholly-owned subsidiaries of the Company. Among other redemption rights, prior to September 1, 2014, during any twelve month period commencing on the Issue Date, the Issuers may redeem up to 10% of the aggregate principal amount of the Notes at a redemption price equal to 105% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest (the “Optional Redemption Rights”).

On December 16, 2010, the Issuers exercised their Optional Redemption Rights pursuant to notice delivered to Wilmington Trust FSB, the trustee and collateral agent (“Trustee”) under the Indenture (as hereafter defined) and repurchased $26,000,000 of the Notes (the “First Redemption”) pursuant to the terms of the Indenture dated as of August 24, 2010, among Tower Automotive Holdings USA, LLC, a Delaware limited liability company, and TA Holdings Finance, Inc., a Delaware corporation, as Issuers (collectively, the “Issuers”), the guarantors party thereto, and the Trustee (the “Indenture”).

On February 17, 2011, the Issuers delivered to the Trustee notice of the Issuers’ intention to repurchase $17,000,000 of the Notes (the “Proposed Second Redemption”) pursuant to the terms of the Optional Redemption Rights under the Indenture. The aggregate amount to be paid with respect to the Notes to be redeemed in the Proposed Second Redemption will be $17,995,503, representing an aggregate redemption price of $17,850,000 and aggregate accrued and unpaid interest of $145,503.

The scheduled date for the Proposed Second Redemption is March 30, 2011. The record date for the Proposed Second Redemption is February 28, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/ Jeffrey Kersten
Name:	Jeffrey Kersten
Title:	Senior Vice President and Corporate Controller

Dated: February 17, 2011